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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

       Date of Report (Date of earliest event reported): January 29, 2004

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

                Delaware                  0-27354            65-0403311
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    (State or other jurisdiction of     (Commission      (I.R.S. Employer
     incorporation or organization)     File Number)   Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000
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Item 9.  Regulation FD Disclosure

         On January 29, 2004, Impax Laboratories Inc. issued a press release announcing that the Court of Appeals for the Federal Circuit in Washington, D.C. upheld a lower court decision that ruled against certain claims by GlaxoSmithKline in regards to the Company's Abbreviated New Drug Applications for Wellbutrin SR(R) (Buproprion Hydrochloride) 100 mg and 150 mg and for Zyban(R) (Buproprion Hydrochloride ) 150 mg. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Impax Laboratories, Inc.

Date: January 29, 2004
                                                By: /s/ Cornel C. Spiegler
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                                                    Cornel C. Spiegler
                                                    Chief Financial Officer